Exhibit 99.1

Ann T. Scott
303-460-3537, ascott@ball.com

Bradford Walton
415-254-7168, bradford.walton@ball.com

Sept. 1, 2023 – Ball Corporation (NYSE:BALL) today announced that Charles E. Baker, 66, vice president, general counsel and corporate secretary, will be retiring after a 30-year career with the company. Hannah Lim-Johnson, 51, has been named senior vice president, chief legal officer and corporate secretary, effective Sept. 18, 2023. Baker will remain with Ball to provide counsel to support the successful completion of the proposed aerospace transaction which was disclosed last month.

News Release

For Immediate Release

www.ball.com

Investor Contact: Ann T. Scott
303-460-3537, ascott@ball.com

Media Contact: Bradford Walton
415-254-7168, bradford.walton@ball.com

Ball Announces Charles Baker’s Retirement, Names Hannah Lim-Johnson as Successor

WESTMINSTER, Colo., Sept. 1, 2023 – Ball Corporation (NYSE:BALL) today announced that Charles E. Baker, 66, vice president, general counsel and corporate secretary, will be retiring after a 30-year career with the company. Hannah Lim-Johnson, 51, has been named senior vice president, chief legal officer and corporate secretary, effective Sept. 18, 2023. Baker will remain with Ball to provide counsel  to support the successful completion of the proposed aerospace transaction which was disclosed last month.

“As part of Ball’s long-term strategic succession planning, we are pleased to welcome Hannah to Ball, and on behalf of our entire team, we thank Charles for his numerous contributions to our company and congratulate him on his well-deserved retirement,” said Daniel W. Fisher, chairman and CEO.

Baker joined Ball in 1993 as director, business development, prior to which he was a partner at the law firm of Fraser & Beatty in Toronto, Ontario. He was Ball’s associate general counsel from 1999 to 2004, when he was appointed general counsel.

“Throughout his tenure, Charles has been a cornerstone of our organization, playing a pivotal role in our ongoing commitment to operating with uncompromising integrity and helping us to mitigate regulatory, compliance and other business risks every day and guiding us through a number of significant acquisitions and divestitures that have made us who we are today,” Fisher said.

Lim-Johnson most recently served as senior vice president, chief legal officer and corporate secretary at Meritor, Inc. (NYSE: MTOR), a global supplier to the commercial vehicle and industrial markets, now a Cummins company. Before Meritor, she served as Chief Legal Officer at Kelly Services, and held senior leadership roles at PSEG, ADT Corporation and Tyco International. Earlier in her career, Lim-Johnson worked at a law firm in New York City and served as deputy attorney general in the Civil Division in New Jersey. She currently serves as a member of the board of directors of the Minority Corporate Counsel Association.

“Hannah brings a wealth of experience from a number of industry sectors, making her a valuable addition to our organization as we navigate the complex and ever-evolving commercial landscapes ahead of us. She also has a passion for sustainability which aligns with our business. We are very excited to welcome Hannah to our team this month and look forward to her contributions to the organization,” Fisher added.

Exhibit 99.1

About Ball Corporation

Ball Corporation supplies innovative, sustainable aluminum packaging solutions for beverage, personal care and household products customers, as well as aerospace and other technologies and services primarily for the U.S. government. Ball Corporation and its subsidiaries employ 21,000 people worldwide and reported 2022 net sales of $15.35 billion. For more information, visit www.ball.com, or connect with us on Facebook or Twitter.

Forward-Looking Statements

This release contains "forward-looking" statements concerning future events and financial performance. Words such as "expects," "anticipates," "estimates," "believes," and similar expressions typically identify forward-looking statements, which are generally any statements other than statements of historical fact. Such statements are based on current expectations or views of the future and are subject to risks and uncertainties, which could cause actual results or events to differ materially from those expressed or implied. You should therefore not place undue reliance upon any forward-looking statements, and they should be read in conjunction with, and qualified in their entirety by, the cautionary statements referenced below. Ball undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key factors, risks and uncertainties that could cause actual outcomes and results to be different are summarized in filings with the Securities and Exchange Commission, including Exhibit 99 in Ball's Form 10-K, which are available on Ball's website and at www.sec.gov. Additional factors that might affect: a) Ball's packaging segments include product capacity, supply, and demand constraints and fluctuations and changes in consumption patterns; availability/cost of raw materials, equipment, and logistics; competitive packaging, pricing and substitution; changes in climate and weather and related events such as drought, wildfires, storms, hurricanes, tornadoes and floods; footprint adjustments and other manufacturing changes, including the startup of new facilities and lines; failure to achieve synergies, productivity improvements or cost reductions; unfavorable mandatory deposit or packaging laws; customer and supplier consolidation; power and supply chain interruptions; changes in major customer or supplier contracts or loss of a major customer or supplier; inability to pass through increased costs; war, political instability and sanctions, including relating to the situation in Russia and Ukraine and its impact on Ball's supply chain and its ability to operate in Europe, the Middle East and Africa regions generally; changes in foreign exchange or tax rates; and tariffs, trade actions, or other governmental actions, including business restrictions and orders affecting goods produced by Ball or in its supply chain, including imported raw materials; b) Ball's aerospace segment include funding, authorization, availability and returns of government and commercial contracts; and delays, extensions and technical uncertainties affecting segment contracts; failure to obtain, or delays in obtaining, required regulatory approvals or clearances for the proposed transaction; any failure by the parties to satisfy any of the other conditions to the proposed transaction; the possibility that the proposed transaction is ultimately not consummated; potential adverse effects of the announcement or results of the proposed transaction on the ability to develop and maintain relationships with personnel and customers, suppliers and others with whom it does business or otherwise on the business, financial condition, results of operations and financial performance; risks related to diversion of management's attention from ongoing business operations due to the proposed transaction; the impact of the proposed transaction on the ability to retain and hire key personnel; and c) Ball as a whole include those listed above plus: the extent to which sustainability-related opportunities arise and can be capitalized upon; changes in senior management, succession, and the ability to attract and retain skilled labor; regulatory actions or issues including those related to tax, environmental, social and governance reporting, competition, environmental, health and workplace safety, including U.S. Federal Drug Administration and other actions or public concerns affecting products filled in Ball's containers, or chemicals or substances used in raw materials or in the manufacturing process; technological developments and innovations; the ability to manage cyber threats; litigation; strikes; disease; pandemic; labor cost changes; inflation; rates of return on assets of Ball's defined benefit retirement plans; pension changes; uncertainties surrounding geopolitical events and governmental policies, including policies, orders, and actions related to COVID-19; reduced cash flow; interest rates affecting Ball's debt; successful or unsuccessful joint ventures, acquisitions and divestitures, and their effects on Ball's operating results and business generally; and potential adverse effects of the announcement or results of the proposed transaction on the market price of Ball Corporation's common stock.

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